DLH Announces Appointment to its Board of Directors ATLANTA, Aug. 05, 2020 (GLOBE NEWSWIRE) -- DLH Holdings Corp. (NASDAQ: DLHC) (“DLH” or the “Company”) today announced the appointment of Stephen J. Zelkowicz to its board of directors, effective immediately, with an initial term expiring with the 2021 Annual Shareholder’s Meeting. With this addition, there will be eight members on the Company’s Board. "I am pleased to welcome Steve to our Board of Directors at this exciting time in our history,” said DLH President and Chief Executive Officer Zach Parker. “He brings strong analytical skills and a depth of knowledge honed within the capital markets industry, including 20 years’ experience with Wynnefield Capital, our largest shareholder and his current firm. He has served on the boards of companies, both public and private, and we are confident his expertise and business acumen will add important perspective to our Board. His counsel will be invaluable as we continue to grow the business and work to generate shareholder value." Mr. Zelkowicz currently serves on the board of Summer Infant, Inc. (NASDAQ:SUMR), where he is chair of the Governance and Nominating Committee and a member of the Compensation Committee. Mr. Zelkowicz holds a B.A. from the University of Pennsylvania and a M.B.A. from Columbia University. About DLH DLH (NASDAQ:DLHC) serves federal government clients throughout the United States and abroad delivering technology enabled solutions in key health and human services programs. The Company's seven core competencies include secure data analytics, clinical trials and laboratory services, case management, performance evaluation, system modernization, operational logistics and readiness, and strategic digital communications. DLH has over 2,000 employees serving numerous government agencies. For more information, visit the corporate website at www.dlhcorp.com. Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or DLH’s future financial performance. Any statements that refer to expectations, projections or other characterizations of future events or circumstances or that are not statements of historical fact (including without limitation statements to the effect that the Company or its management “believes”, “expects”, “anticipates”, “plans”, “intends” and similar expressions) should be considered forward looking statements that involve risks and uncertainties which could cause actual events or DLH’s actual results to differ materially from those indicated by the forward-looking statements. These statements reflect our belief and assumptions as to future events that may not prove to be accurate. Our actual results may differ materially from such forward-looking statements made in this release due to a variety of factors, including: the outbreak of the novel coronavirus (“COVID-19”), including the measures to reduce its spread, and its impact on the economy and demand for our services, are uncertain, cannot be predicted, and may precipitate or exacerbate other risks and uncertainties; the risk that we will not realize the anticipated benefits of an acquisition; contract awards in connection with re-competes for present business and/or competition for new business; compliance with bank financial and other covenants; changes in client budgetary priorities; government contract procurement (such as bid protest, small business set asides, loss of work due to organizational conflicts of interest, etc.) and termination risks; the ability to successfully integrate the operations of future acquisitions; and other risks described in our SEC filings. For a discussion of such risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s periodic reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended September 30, 2019, as well as subsequent reports filed thereafter. The forward-looking statements contained herein are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about our industry and business. Such forward-looking statements are made as of the date hereof and may become outdated over time. The Company does not assume any responsibility for updating forward-looking statements, except as may be required by law. CONTACTS: INVESTOR RELATIONS Chris Witty Phone: 646-438-9385 cwitty@darrowir.com